UNCONDITIONAL GUARANTY

                                                                 March ___, 2002
Joshua Tree Construction, Inc. (which
may become known as Nutritionary, Inc.)
3635 Boardman Canfield Road
Canfield, OH  44406
(Individually and collectively, "Borrower")

American Health and Diet Centers, Inc.
100 Lehigh Drive
Fairfield, NJ  07006
(Individually and collectively, "Guarantor")

Keith Frankel
8 Henderson Drive
West Caldwell, New Jersey 07006
(Hereinafter referred to as "FRANKEL")

To induce FRANKEL to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, and in consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to FRANKEL and his successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of Borrower to FRANKEL and his affiliates, including, but not limited to, all obligations under any notes, loan agreements, security agreements, letters of credit, swap agreements (as defined in 11 U.S. Code ss.
101), instruments, accounts receivable, contracts, drafts, leases, chattel paper, indemnities, acceptances, repurchase agreements, overdrafts, and the Transaction Documents defined below, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter contracted or acquired, and all modifications, extensions and renewals thereof, (collectively, the "Guaranteed Obligations"). This Guaranty is being delivered pursuant to that certain Stock Purchase Agreement dated as of March __, 2002 among Borrower, FRANKEL and Melvin Simon (as the same may be amended from time to time, the "Stock Purchase Agreement"), the terms of which are incorporated herein. Terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

Guarantor further covenants and agrees:

GUARANTOR'S LIABILITY. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection. The parties to this Guaranty are jointly and severally obligated hereunder. This Guaranty does not impose any obligation on FRANKEL to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by FRANKEL, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give FRANKEL additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to FRANKEL by Guarantor or any other obligations of Guarantor to FRANKEL; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to FRANKEL and other guaranties of the Guaranteed Obligations and/or any other obligations of Guarantor to FRANKEL.

CONSENT TO MODIFICATIONS. Guarantor consents and agrees that FRANKEL may from time to time, in his sole discretion, without affecting, impairing, lessening or releasing the obligations of Guarantor

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hereunder:  (a) extend or modify the time, manner,  place or terms of payment or performance and/or otherwise change or modify the credit terms of the Guaranteed Obligations or the Transaction Documents; (b) increase, renew, or enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with FRANKEL;
(e) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by FRANKEL in connection with the Guaranteed Obligations or any liabilities or obligations of Guarantor; and
(f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to FRANKEL; all in such manner and upon such terms as FRANKEL may deem appropriate, and without notice to or further consent from Guarantor. No invalidity, irregularity, discharge or unenforceability of, or action or omission by FRANKEL relating to any part of the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.

WAIVERS AND ACKNOWLEDGMENTS. Guarantor waives and releases the following rights, demands, and defenses Guarantor may have with respect to FRANKEL and collection of the Guaranteed Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from Borrower or any other person liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that FRANKEL make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to the Guaranteed Obligations, including any such rights Guarantor might otherwise have had under any applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor; (d) that FRANKEL preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at a particular time, provided that FRANKEL'S obligation to dispose of Collateral in a commercially reasonable manner is not waived hereby; (e) notice of extensions, modifications, renewals, or novations of the Guaranteed Obligations, of any new transactions or other relationships between FRANKEL, Borrower and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Borrower or any other guarantor; (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever; (g) the right to assert against FRANKEL any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to FRANKEL; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of FRANKEL'S lien on any collateral, or the Transaction Documents, or of any other guaranties held by FRANKEL; (i) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (j) the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that Guarantor has relied upon Guarantor's own due diligence in making an independent appraisal of Borrower, Borrower's business affairs and financial condition, and any collateral; Guarantor will continue to be responsible for making an independent appraisal of such matters; and Guarantor has not relied upon FRANKEL for information regarding Borrower or any collateral.

FINANCIAL CONDITION. Guarantor warrants, represents and covenants to FRANKEL that on the date hereof: (a) the fair saleable value of Guarantor's assets exceeds its liabilities, Guarantor is meeting its current liabilities as they mature, and Guarantor is and shall remain solvent; (b) all financial statements of Guarantor furnished to FRANKEL are correct and accurately reflect the financial condition of Guarantor as of the respective dates thereof; (c) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of Guarantor; and (d) there are not now pending any court or administrative proceedings or undischarged judgments against Guarantor, no federal or state tax

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


liens have been filed or threatened against Guarantor, and Guarantor is not in default or claimed default under any agreement.

INTEREST AND APPLICATION OF PAYMENTS. Regardless of any other provision of this Guaranty or other Transaction Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, the effective interest shall be deemed reduced to and shall be such maximum lawful interest, and any sums of interest which have been collected in excess of such maximum lawful interest shall be applied as a credit against the unpaid principal balance of the Guaranteed Obligations. Monies received from any source by FRANKEL for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by FRANKEL.

DEFAULT. If any of the following events occur, an event of default ("Event of Default") under this Guaranty shall exist: (a) failure of timely payment or performance of the Guaranteed Obligations or a default under any Transaction Document and the lapse of any notice or cure period provided under such Guaranteed Obligations with respect to such default; (b) a breach of any agreement or representation contained or referred to in the Guaranty, or any of the Transaction Documents, or contained in any other contract or agreement of Guarantor with FRANKEL or his affiliates, whether now existing or hereafter arising; (c) at FRANKEL's option, any default in payment or performance of any obligation under any of the Transaction Documents, the Manufacturing Agreement, or any other loans, contracts or agreements of Guarantor, any Subsidiary or Affiliate of Guarantor, any general partner of or the holder(s) of the majority ownership interests of Guarantor with FRANKEL or his affiliates and/or any default under the guaranties of Guarantor in favor of Melvin Simon and/or any other documents executed and/or delivered in connection therewith ("Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "Guarantor" shall be substituted for the term "Debtor" therein; "Subsidiary" shall mean any business in which Guarantor holds, directly or indirectly, a controlling interest); (d) the death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or the commencement of any insolvency or bankruptcy proceeding by or against Guarantor, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Guarantor; (e) without prior written consent of FRANKEL, (i) a material alteration in the kind or type of Guarantor's business or that of Guarantor's Subsidiaries or Affiliates, if any; (ii) the sale of substantially all of the business or assets of Guarantor, any of Guarantor's Subsidiaries or Affiliates or any guarantor, or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of Guarantor, or any of Guarantor's Subsidiaries or Affiliates or any guarantor; (iii) any transfer of any of the outstanding stock or voting power of Guarantor or any transfer of more than 50% of the outstanding stock or voting power of Borrower, or any other Affiliate or Subsidiary in a single transaction or a series of transactions; (iv) the acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (v) should any of Guarantor or any of Guarantor's Subsidiaries or Affiliates or any guarantor enter into any merger or consolidation; (f) any representation or warranty given by Guarantor in this Guaranty, the Transaction Documents or any documents executed or provided in connection therewith or otherwise furnished by Guarantor proves materially false or, if of a continuing nature becomes materially false; and/or (g) a failure to comply with any of the terms of this Guaranty or any other Transaction Document.

If an Event of Default occurs, the Guaranteed Obligations shall be due immediately and payable without notice, and, FRANKEL may exercise any rights and remedies as provided in this Guaranty and other Transaction Documents, or as provided at law or equity. Guarantor shall pay interest on the Guaranteed Obligations from such Event of Default at the highest rate of interest charged on any of the Guaranteed Obligations.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Guarantor shall pay all of FRANKEL'S reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred

                                       3
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without the commencement of a suit, in any suit, arbitration,  or administrative proceeding, or in any appellate or bankruptcy proceeding.

SUBORDINATION OF OTHER DEBTS. Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to Guarantor ("Subordinated Debt") to any and all obligations of Borrower to FRANKEL now or hereafter existing while this Guaranty is in effect; (b) Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to FRANKEL; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to FRANKEL by Guarantor, properly endorsed to the order of FRANKEL, to apply to the Guaranteed Obligations.

MISCELLANEOUS. ASSIGNMENT. This Guaranty and other Transaction Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. FRANKEL's interests in and rights under this Guaranty and other Transaction Documents are freely assignable, in whole or in part, by FRANKEL. Guarantor shall not assign its rights and interest hereunder without the prior written consent of FRANKEL, and any attempt by Guarantor to assign without FRANKEL's prior written consent is null and void. Any assignment shall not release Guarantor from the Guaranteed Obligations. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Guaranty shall be governed by and construed under the laws of the state of New Jersey without regard to that state's conflict of laws principles. JURISDICTION. Guarantor irrevocably agrees to non-exclusive personal jurisdiction in the state of New Jersey. SEVERABILITY. If any provision of this Guaranty or of the other Transaction Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other Transaction Documents. NOTICES. Any notices to Guarantor shall be sufficiently given if in writing and mailed or delivered to Guarantor's address shown above or such other address as provided hereunder, and to FRANKEL, if in writing and mailed or delivered to FRANKEL's office address shown above or such other address as FRANKEL may specify in writing from time to time. In the event that Guarantor changes Guarantor's address at any time prior to the date the Guaranteed Obligations are paid in full, Guarantor agrees to promptly give written notice of said change of address to FRANKEL by registered or certified mail, return receipt requested, all charges prepaid. PLURAL; CAPTIONS. All references in the Transaction Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual person or entity. The captions contained in the Transaction Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Transaction Documents. AMENDMENTS, WAIVERS AND REMEDIES. No waivers, amendments or modifications of this Guaranty and other Transaction Documents shall be valid unless in writing and signed by FRANKEL. No waiver by FRANKEL of any Event of Default shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion. Neither the failure nor any delay on the part of FRANKEL in exercising any right, power, or privilege granted pursuant to this Guaranty and other Transaction Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to FRANKEL with respect to this Guaranty and other Transaction Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. TRANSACTION DOCUMENTS. The term "Transaction Documents" refers to this Guaranty, the $1,500,000 note dated of even date herewith given by Borrower in favor of FRANKEL, the security agreements dated of even date herewith given by Borrower and Guarantor to FRANKEL, the pledge agreement dated of even date herewith given by Borrower to FRANKEL, the Stock Purchase Agreement, the reimbursement and indemnification agreement dated of even date herewith given by Borrower and Guarantor in favor of FRANKEL, and all documents executed in connection with or related to such documents or the Guaranteed Obligations and may include, without limitation, other guaranty agreements, security agreements, instruments, financing statements, mortgages, deeds of trust, deeds to

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secure debt, letters of credit and any amendments or supplements (excluding swap agreements as defined in 11 U.S. Code ss. 101).

IN WITNESS WHEREOF, Guarantor, on the day and year first written above, has caused this Unconditional Guaranty to be executed under seal.

                             AMERICAN HEALTH AND DIET CENTERS, INC.
                             Taxpayer Identification Number: ___________________


                             By:                                     (SEAL)
                                -------------------------------------